SECOND AMENDMENT TO
STOCK PURCHASE AGREEMENT
This Second Amendment (this “Second Amendment”) to Stock Purchase Agreement dated as of June 20, 2012, and amended pursuant to the First Amendment to Stock Purchase Agreement, made and entered into effective as of July 13, 2012 (together, “Agreement”), is made and entered into effective as of September 10, 2012 (the “Effective Date”), by and among PICO Holdings, Inc., a California corporation (the “Parent”), PICO Investment Corporation, an Ohio corporation (“PICO Investment”), and White Mountains Solutions Holding Company, a Connecticut corporation (“Buyer”) (collectively, the “Parties” and each a “Party”). Capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Agreement.
RECITALS
WHEREAS, Section 10.10 of the Agreement provides that the Agreement may be amended and the terms thereof may be waived only by a written instrument signed by each of the Parties, or, in the case of a waiver, by the Party waiving compliance;
WHEREAS, the Parties constitute all of the parties to the Agreement and they hereby consent to this Second Amendment under the terms and provisions set forth herein;
WHEREAS, on August 24, 2012, Citation paid a dividend to Parent consisting of (i) 201,912 shares of Parent common stock with a fair market value on the date of such dividend of approximately $4,444,083, (ii) 113,741 shares of The Physicians Investment Company common stock with a fair market value on the date of such dividend of approximately $6,399,181, and (iii) cash of $3,924,232 (collectively, the “Citation Dividend”); and
WHEREAS, on August 10, 2012, Physicians paid a dividend to PICO Investment consisting of (i) marketable securities with a fair market value on the date of such dividend of approximately $10,058,256, and (ii) cash of $14,941,744 (collectively, the “Physicians Dividend”).
NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Parties hereby agree as follows:
AGREEMENT
1.Amendment of Exhibit 2.2(a). The text of Exhibit 2.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows: “Ninety percent (90%) of the Purchase Price shall be allocated to the Citation Shares and ten percent (10%) of the Purchase Price shall be allocated to the Physicians Insurance Shares, with any pre-Closing and post‑Closing adjustments to the Purchase Price under Sections 2.2(b) and (c) being applied thereto pro rata.”

2.Consent to Pre-Closing Dividends. Buyer hereby consents to the Citation Dividend and the Physicians Dividend in accordance with Section 4.1(a)(i) of the Agreement.

3.Continued Validity. Except as otherwise expressly provided herein, the terms and provisions of the Agreement shall remain in full force and effect.

4.Approval of Second Amendment. By their signatures below, the Parties hereby adopt this Second Amendment.
5.Necessary Acts. Each Party hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Second Amendment and the transactions contemplated hereby.

6.Governing Law. This Second Amendment shall be interpreted and construed in accordance with the Laws of the State of New York, without regard to its conflict of laws principles that would require application of the Laws of a jurisdiction other than the State of New York.

7.Counterparts. This Second Amendment may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Parties. Each counterpart may be delivered by facsimile transmission or e-mail (as a .pdf, .tif or similar uneditable attachment), which transmission shall be deemed delivery of an originally executed counterpart hereof.

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IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment as of the Effective Date.
PICO HOLDINGS, INC.

By:     /s/ James F. Mosier
Name: James F. Mosier
Title: Secretary

PICO INVESTMENT CORPORATION

By:     /s/ James F. Mosier
Name: James F. Mosier
Title: Secretary

WHITE MOUNTAINS SOLUTIONS HOLDING COMPANY

By:     /s/ W. Neal Wasserman
Name: W. Neal Wasserman
Title: President

(Signature Page to Second Amendment to Stock Purchase Agreement)